UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    October 12, 2005

                          HYDROGEN ENGINE CENTER, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                    000-50542                     82-0497807
-----------------------------      ------------              -------------------
 (State or other jurisdiction      (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)

                    602 East Fair Street, Algona, Iowa 50511
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (515) 295-3178


                                       N/A
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                                    FORM 8-K

ITEM  3.02
                  UNREGISTERED SALES OF EQUITY SECURITIES

         On October 11, 2005, Hydrogen Engine Center, Inc., a Nevada corporation, closed a private placement of its common stock. The Company sold 3,948,500 shares of its common stock, $.001 par value, for a total of $3,948,500 to 93 investors, which represents 16.1% of the now 24,494,500 issued and outstanding shares of common stock of the Company. The shares were sold in a private transaction at $1.00 per share and the Company relied on an exemption from registration pursuant to Regulation D, Rules Governing the Limited Offer and Sale of Securities without Registration under the Securities Act of 1933.

ITEM 4.01
                  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)
         Previous independent accountants

         (i) On October 12, 2005, the Company dismissed its independent accountants, HJ & Associates, LLC and retained the LWBJ, LLP of West Des Moines, Iowa, as its independent accountants.

         (ii) HJ & Associates' audit report to the Company's financial statements for the years ended December 31, 2004 and 2003 includes a modification expressing substantial doubt as to the Company's ability to continue as a going concern, due to recent losses from operations, has a deficit in working capital and a stockholders' deficit. The report contains no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle for either of the past two years. The decision to dismiss HJ & Associates, LLC was related solely to the change in control of the Company as reported in the Company's Form 8-K/A filed with the Securities and Exchange Commission on September 6, 2005 as revised and filed on September 7, 2005.

         (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants.

         (iv) In connection with its audit for the last two fiscal years and the interim periods until the date of dismissal there have been no disagreements with HJ & Associates, LLC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of HJ & Associates, LLC, would have caused them to make reference thereto in their report on the financial statements.

         (v) During the two most recent fiscal years and the interim period and to the date of dismissal there have been no reportable events (as defined in regulation S-B Item 304 (a)(1)(iv)B).

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         (vi) The Company has  requested  that HJ &  Associates,  LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an exhibit to this form 8-K.

(b)
         New Independent Accountants

         The board of directors voted to engage LWBJ, LLP on October 11, 2005 to audit its financial statements for the year ended December 31, 2005. The Company has not consulted LWBJ, LLP during the two most recent fiscal years and to the date of engagement, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that was rendered on the Company financial statements and written reports, and no oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial issue.

         In the past two years and to the date of engagement, the Company has not consulted LWBJ, LLP on any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Item 9.01
         Financial Statements and Exhibits

         (a) Financial statements of businesses acquired.

                  None.

         (b) Pro forma financial information.

                  None.

         (c) Exhibits.

16.0

         Letter regarding Change in Certifying Accountant from HJ & Associates, LLC.

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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HYDROGEN ENGINE CENTER, INC.



Date:  October 12, 2005        By         /S/ TED HOLLINGER
                                  ----------------------------------------------
                                       Ted Hollinger
                                       President and Chief Executive Officer






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